Exhibit 99.1

Petros Pharmaceuticals Responds to Fraudulent Press Release

NEW YORK, July 28, 2022 -- Petros Pharmaceuticals, Inc. (Nasdaq: PTPI), a leading provider of therapeutics for men’s health, today confirmed that a press release issued on July 28, 2022 regarding a purported acquisition of the company was fraudulent and not issued by the Company. The Company is not a party to any such acquisition and has reported the fraudulent activity to Nasdaq.

ABOUT PETROS PHARMACEUTICALS

Petros Pharmaceuticals is committed to the goal of becoming a world-leading specialized men’s health company by identifying, developing, acquiring, and commercializing innovative therapeutics for men’s health issues including, but not limited to erectile dysfunction, endothelial dysfunction, psychosexual and psychosocial ailments, Peyronie’s disease, hormone health and substance use disorders.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements and forward-looking information within the meaning of applicable securities laws. These statements relate to future events or future performance. All statements other than statements of historical fact may be forward-looking statements or information. Generally, forward-looking statements and information may be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “proposed”, “is expected”, “budgets”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases, or by the use of words or phrases which state that certain actions, events or results may, could, would, or might occur or be achieved. Forward-looking statements consist of statements that are not purely historical, including any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including, but not limited to, the failure of the offering described in this press release to close; Petros Pharmaceuticals’ ability to execute on its business strategy, including its plans to develop and commercialize its product candidates; Petros Pharmaceuticals’ ability to comply with obligations as a public reporting company; the ability of Petros Pharmaceuticals to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act of 2002; the risk that the financial performance of Petros Pharmaceuticals may not be as anticipated by the merger transactions that resulted in Petros Pharmaceuticals’ creation; risks resulting from Petros Pharmaceuticals’ status as an emerging growth company, including that reduced disclosure requirements may make shares of Petros Pharmaceuticals common stock less attractive to investors; risks related to Petros Pharmaceuticals’ history of incurring significant losses; risks related to Petros Pharmaceuticals’ dependence on the commercialization of a single product, Stendra®, and on a single distributor thereof; risks related to Petros Pharmaceuticals’ ability to obtain sufficient quantities of Stendra® in a timely manner or on commercially viable terms; risks related to Petros Pharmaceuticals’ ability to obtain regulatory approvals for, or market acceptance of, any of its products or product candidates; and the expected or potential impact of the novel coronavirus pandemic, including the emergence of new variants, such as the Omicron variant, and the related responses of governments, consumers, customers, suppliers, employees and Petros Pharmaceuticals, on Petros Pharmaceuticals’ business, operations, employees, financial condition and results of operations. A discussion of these and other factors, including risks and uncertainties with respect to Petros Pharmaceuticals, and other factors described in Petros Pharmaceuticals’ most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the Securities and Exchange Commission, which can be reviewed at www.sec.gov. Petros Pharmaceuticals disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Contact:

IR@PetrosPharma.com

Media:

Jules Abraham
CORE IR
917-885-7378
pr@coreir.com